UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 21, 2006
                                                 ____________________________

                         Peoples Community Bancorp, Inc.
_____________________________________________________________________________
       (Exact name of registrant as specified in its charter)


Maryland                             000-29949                     31-1686242
_____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                         Identification No.)


6100 West Chester Road, West Chester, Ohio                              45069
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code     (513) 870-3530
                                                   __________________________

                                Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement
            __________________________________________

     On April 21, 2006, Peoples Community Bancorp, Inc. (the "Company") and Peoples Community Bank (the "Bank"), the Company's wholly owned savings bank subsidiary, entered into a Change in Control Severance Agreement with Rick W. Wade, who recently commenced employment with the Company and the Bank as their Senior Vice President, Chief Operations Officer. Pursuant to the terms of the Change in Control Severance Agreement, in the event Mr. Wade's employment was terminated in connection with a change-in-control of the Company, he would be paid an amount equal to one times his average annual compensation (defined as the five-year average base salary and bonus) subject to mitigation and to no payment being deemed a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. The Change in Control Severance Agreement has an initial term expiring March 25, 2007 (which term, upon approval of the Boards of Directors of the Company and the Bank, will be extended for additional one-year periods each March 25th unless Mr. Wade gives prior notice to the contrary).

     For additional information, reference is made to the Change in Control Severance Agreement which is included herein as
Exhibit 10.1, and which is incorporated herein by reference thereto.

     On April 21, 2006, the Company and the Bank entered into an Employment Agreement with Stephen P. Wood. As a result, Mr. Wood's existing Change in Control Severance Agreement, dated March 25, 2005, was terminated on that date. The Employment Agreement provides that Mr. Wood's compensation and expenses will be paid by the Company and the Bank (the "employer(s)") in the same proportion as the time and services actually expended by the executive on behalf of each employer. The Employment Agreement is for a term of three years and will be reviewed annually. The term of the Employment Agreement will be extended each year for a successive additional one-year period upon the approval of the Boards of Directors of the employers, unless either party elects, not less than sixty (60) days prior to the annual anniversary date, not to extend the employment term.

     The Employment Agreement is terminable with or without cause by the employers. Mr. Wood will have no right to compensation or other benefits pursuant to the Employment Agreement for any period after voluntary termination or termination by the Company or the Bank for cause, disability or retirement. The agreement also provides for certain benefits in the event of the executive's death. In the event that:

     (1) Mr. Wood terminates his employment because the employers either fail to comply with any material provision of the Employment Agreement or change the executive's title or duties, or

     (2) the Employment Agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a Change in Control of the Company, as defined in the Employment Agreement, then Mr. Wood will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or such shorter period that he has worked with the


Company or the Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to
Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

     A change in control is generally defined in the Employment Agreement to include any change in ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company as provided under Section 409A of the Internal Revenue Code.

     The Employment Agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

     For additional information, reference is made to the Employment Agreement which is included herein as Exhibit 10.2, and which is incorporated herein by reference thereto.

Item 1.02   Termination of Material Definitive Agreement
            ____________________________________________

     As discussed above under Item 1.01, Mr. Stephen Wood's
Change in Control Severance Agreement with both the Company and the Bank, dated as of March 25, 2005, was terminated.

     The terms of Mr. Wood's Change in Control Severance
Agreement are incorporated herein by reference from the Company's
Proxy Statement on Schedule 14A (File No. 000-29949) filed by the
Company with the SEC on January 11, 2006, which can be found on the website of the SEC at www.sec.gov.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
            ______________________________________________________

      (a)   Not applicable.

      (b)   Not applicable.

      (c) As noted in Item 1.01 hereof, Rick Wade, age 51, recently commenced employment as the Senior Vice President, Chief Operations Officer of the Company and the Bank. In such capacity, Mr. Wade also is deemed to be the principal operating officer of the Company. Previously, Mr. Wade served as Senior Vice President, Director of Operations of the Company and the Bank since September 29, 2005. Prior to his employment with the Company and the Bank, Mr. Wade was employed as Vice President, National Implementations and Client Site Support, BISYS, Inc.,

            Cincinnati, Ohio since July 2004 and, prior thereto, was Vice President, Major Accounts with BISYS, Inc. from August 2000 to July 2004. Previously, Mr. Wade served as Account Executive, BISYS, Inc. since August 1998 and served in various other capacities with BISYS, Inc. since June 1988. As described in
            Item 1.01, above, Mr. Wade has entered into a Change in Control Severance Agreement with the Company and the Bank. Mr. Wade has not engaged in any transactions since October 1, 2004 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   The following exhibits are included with this Report:

              Exhibit No.                    Description
            ______________   ___________________________________________

                 10.1 Change in Control Severance Agreement, dated April 21, 2006, between Peoples Community Bancorp, Inc., Peoples Community Bank and Rick W. Wade

                 10.2 Employment Agreement, dated April 21, 2006, between Peoples Community Bancorp, Inc., Peoples Community Bank and Stephen
                             P. Wood


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEOPLES COMMUNITY BANCORP, INC.



Date: April 27, 2006               By: /s/Jerry D. Williams
                                       _______________________________________
                                       Jerry D. Williams
                                       President and Chief Executive Officer


                               EXHIBIT INDEX

     Exhibit No.                      Description
___________________   ____________________________________________

       10.1 Change in Control Severance Agreement, dated April 21, 2006, between Peoples Community
                      Bancorp, Inc., Peoples Community Bank and
                      Rick W. Wade

       10.2 Employment Agreement, dated April 21, 2006, between Peoples Community Bancorp, Inc.,
                      Peoples Community Bank and Stephen P. Wood